                                                   Registration No. 333-
    As filed with the Securities and Exchange Commission on January 13, 1999
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                              COMPUWARE CORPORATION
             (Exact name of registrant as specified in its charter)

               MICHIGAN                                     38-2007430
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                      Identification No.)

       31440 NORTHWESTERN HIGHWAY                             48334
       FARMINGTON HILLS, MICHIGAN                           (Zip Code)
(Address of Principal Executive Offices)

                              COMPUWARE CORPORATION
     EMPLOYEES' STOCK OWNERSHIP PLAN AND 401(K) SALARY REDUCTION ARRANGEMENT
                            (Full title of the plan)

                          PETER KARMANOS, JR., CHAIRMAN
                              COMPUWARE CORPORATION
                           31440 NORTHWESTERN HIGHWAY
                           FARMINGTON HILLS, MI 48334
                     (Name and address of agent for service)

                                 (248) 737-7300
          (Telephone number, including area code, of agent for service)

                                               CALCULATION OF REGISTRATION FEE
===================================================================================================================
       Title of                                        Proposed                 Proposed
      securities                 Amount                 maximum                  maximum              Amount of
         to be                    to be             offering price              aggregate           registration
      registered               registered             per share              offering price              fee
-------------------------------------------------------------------------------------------------------------------
Common Stock (1)(2)        3,000,000 shares           $70.03 (3)            $210,090,000 (3)          $58,405.02
-------------------------------------------------------------------------------------------------------------------

(1)  $.01 par value per share (the "Common Stock").

(2) This Registration Statement shall also cover any additional shares of Common Stock which become available for grant under the Plan by reason of any stock dividend, stock split, recapitalization or similar transaction effected without receipt of consideration which results in an increase in the number of outstanding shares of Common Stock.

(3) Calculated pursuant to Rule 457(c) and (h)(1) and (2) under the Securities Act, solely for the purpose of computing the registration fee and, based on the average of the high and low prices of the Common Stock as quoted on the Nasdaq Stock Market on January 12, 1999.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

         * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 of the Securities Act and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The documents listed in (a) through (c) below are incorporated by reference in this Registration Statement on Form S-8. In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment that indicates that all securities have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents:

                  (a) Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1998;

                  (b) Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998; and

                  (c) The description of Registrant's Common Stock contained in Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 23, 1992 (Commission File No. 33-53652), including any amendment or report filed for the purpose of updating such description.

                  Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein by reference modifies or supersedes such prior statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.






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ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

                  None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Under Sections 561-571 of the Michigan Business Corporation Act, directors and officers of a Michigan corporation may be entitled to indemnification by the corporation against judgments, expenses, fines and amounts paid by the director or officer in settlement of claims brought against them by third persons or by or in the right of the corporation if those directors and officers acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and its shareholders.

                  The Registrant is obligated under its Bylaws to indemnify a present or former director or executive officer of the Registrant, and may indemnify any other person, to the fullest extent now or hereafter authorized or permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding arising out of his or her past or future service to the Registrant, or to another corporation at the request of the Registrant. In addition, the Articles of Incorporation of the Registrant limit certain personal liabilities of directors of the Registrant; provided, however, that the Articles of Incorporation do not eliminate or limit the liability of a director for any of the following: (i) a breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (iii) a violation of Section 551(1) of the Michigan Business Corporation Act; (iv) a transaction from which the director derived an improper personal benefit; or (v) an act or omission occurring before the effective date of the Article.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.
















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


ITEM 8.  EXHIBITS.

         4.1 Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, as amended.

         4.2 Registrant's Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

         4.3 Registrant's Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.4 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.5 Registrant's Correction to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.6 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 4.7 to Registrant's Registration Statement on Form S-8, filed October 14, 1997, Registration No. 33-37873).

         4.7 Registrant's Restated Bylaws, as amended (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

         23.1     Consent of Deloitte & Touche LLP.

         24 Power of Attorney (included on the signature page of this Registration Statement).

The undersigned Registrant hereby undertakes that it has submitted or will submit the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS.

                  (a)      The undersigned Registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                    (i)     to include any prospectus required
                                            by Section 10(a)(3) of the
                                            Securities Act;



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


                                    (ii)    to reflect in the Prospectus any
                                            facts or events arising after the
                                            effective date of this Registration
                                            Statement (or the most recent
                                            post-effective amendment thereof)
                                            which, individually or in the
                                            aggregate, represent a fundamental
                                            change in the information set forth
                                            in this Registration Statement;

                                    (iii)   to include any material information
                                            with respect to the plan of
                                            distribution not previously
                                            disclosed in this Registration
                                            Statement or any material change to
                                            such information in this
                                            Registration Statement;

                           provided, however, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
                           Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the


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


                           event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington Hills, State of Michigan, on January 13, 1999.


                             COMPUWARE CORPORATION


                             By:      /s/ Joseph A. Nathan
                                ------------------------------------------------
                                      Joseph A. Nathan, President,
                                      Chief Operating Officer and Director




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph A. Nathan and Peter Karmanos, Jr. or either of them, his/her true and lawful attorneys-in-fact and agents, each with full power of substitution for him/her and in his/her name, place and stead, in any and all capacities, to sign any or all amendments (including without limitation post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that any said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






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


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                     Date                              Capacity
---------                                     ----                              --------
   /s/ Peter Karmanos, Jr.                  January 13, 1999           Chairman of the Board, Chief
--------------------------------------                                 Executive Officer and Director
         Peter Karmanos, Jr.                                           (Principal Executive Officer)


/s/ Thomas Thewes                           January 13, 1999           Vice Chairman of the Board
--------------------------------------                                 and Director
         Thomas Thewes


/s/ W. James Prowse                         January 13, 1999           Director
--------------------------------------
         W. James Prowse


/s/ Joseph A. Nathan                        January 13, 1999           President, Chief Operating
--------------------------------------                                 Officer and Director
         Joseph A. Nathan


/s/ Laura L. Fournier                       January 13, 1999           Senior Vice President, Chief
--------------------------------------                                 Financial Officer, Treasurer
         Laura L. Fournier                                             (Principal Financial Officer and
                                                                       Principal Accounting Officer)


/s/ William O. Grabe                        January 13, 1999           Director
--------------------------------------
         William O. Grabe


/s/ Bernard M. Goldsmith                    January 13, 1999           Director
--------------------------------------
         Bernard M. Goldsmith


/s/ G. Scott Romney                         January 13, 1999           Director
--------------------------------------
         G. Scott Romney

/s/ Elizabeth Chappel                       January 13, 1999           Director
--------------------------------------
         Elizabeth Chappel

/s/ Dr. Elaine Didier                       January 13, 1999           Director
--------------------------------------
         Elaine Didier

/s/ William Halling                         January 13, 1999           Director
--------------------------------------
         William Halling

/s/ Lowell Weicker                          January 13, 1999           Director
--------------------------------------
         Lowell Weicker










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


         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Farmington Hills, State of Michigan, on January 13, 1999.


                                             COMPUWARE CORPORATION
                                             EMPLOYEES' STOCK OWNERSHIP
                                             PLAN AND 401(K) SALARY
                                             REDUCTION ARRANGEMENT


                                             By:    /s/ Joseph Schuster
                                                --------------------------------
                                                  Joseph Schuster
                                                  Plan Administrator

                                INDEX TO EXHIBITS
                                -----------------


Exhibit
Number                                      Exhibit
------                                      -------

4.1 Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, as amended.

4.2 Registrant's Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

4.3 Registrant's Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822) .

4.4 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

4.5 Registrant's Correction to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

4.6 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 4.7 to Registrant's Registration Statement on Form S-8, filed October 14, 1997, Registration No. 33-37873).

4.7 Registrant's Restated Bylaws, as amended (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

23.1              Consent of Deloitte & Touche LLP.

24 Power of Attorney (included on the signature page of this Registration Statement).















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